Exhibit 10.45

AMENDMENT TO THE OWENS & MINOR, INC. EXECUTIVE DEFERRED COMPENSATION AND RETIREMENT PLAN WHEREAS, Owens & Minor, Inc., a Virgina corporation (the “Corporation”), maintains the Owens & Minor, Inc. Executive Deferred Compensation and Retirement Plan (the “Plan”); and WHEREAS, pursuant to rights reserved under Section 10.1 of the Plan, the Corporation, by action of its Board of Directors, may amend the Plan; and WHEREAS, the Corporation is party to that certain Equity Purchase Agreement, dated as of October 7, 2025, by and among the Corporation, Dominion Healthcare Acquisition Corporation, a Delaware corporation (“Purchaser”), and Dominion Healthcare Holdings, L.P., a Delaware limited partnership (as amended, modified or supplemented from time to time, the “Purchase Agreement”); and WHEREAS, the Corporation desires to amend the Plan, effective as of January 1, 2026, to remove the entities that are part of the Transferred Entities (as defined in the Purchase Agreement) from the list of entities that have been authorized by the Plan Sponsor (as defined in the Plan) to participate in and have adopted the Plan; and WHEREAS, the Corporation desires to amend the Plan, effective as of January 1, 2026, to update the name of the Corporation to Accendra Health, Inc. NOW THEREFORE BE IT RESOLVED THAT, the Plan is amended effective as of January 1, 2026, as follows: 1. Section 1.04 (“Employer”) of the Plan’s Adoption Agreement is restated as follows: 1.04 EMPLOYER

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan (insert “Not Applicable” if none have been authorized): Entity Publicly Traded on Est. Securities Market Yes No Accendra Health, Inc. ☒ ☐ Byram Healthcare Centers, Inc. ☐ ☒ Apria Healthcare LLC ☐ ☒ ☐ ☐ 2. Section 10.2 (“Plan Termination Following Change in Control or Corporate Dissolution”) of the Plan is amended to add the following new paragraph to the end thereof: Pursuant to the Plan Sponsor’s election in Section 11.01 of the Adoption Agreement, the Plan Sponsor has taken irrevocable action to terminate and liquidate the portion of the Plan that relates to “Business Employees” of the “Transferred Entities,” as described in the Equity Purchase Agreement, dated October 7, 2025, who are participants in the Plan. IN WITNESS WHEREOF, this amendment is hereby adopted as of the date set forth below: OWENS & MINOR, INC By: ______________________________ Printed Name: Heath H. Galloway Title: Executive Vice President, General Counsel & Corporate Secretary Date: ____________________________ [Signature Page to Amendment to Executive Deferred Compensation and Retirement Plan] Docusign Envelope ID: 523FC21C-B92E-4C65-A801-822FC52BC2EF December 31, 2025